UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: May 10, 2004
                                          ------------

                        Green Power Energy Holdings Corp.
        (Exact name of small business issuer as specified in its charter)

                         Commission File Number: 0-65768

        Delaware                                               76-0672297
------------------------                                ------------------------
(State of incorporation)                                (IRS Employer ID Number)

            130 North Front Street, Wilmington, North Carolina 28401
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (910) 254-1490
                                 --------------
                         (Registrant's telephone number)

Item 4 - Changes in Registrant's Certifying Accountant

Resignation of Watts & Scobie, CPA's

On May 12, 2004, Green Power Energy Holdings Corp. (Company) was notified by a letter dated May 10, 2004 that its auditors, Watts & Scobie, CPA's (W&S) of Raleigh, North Carolina had resigned, effective that date. The Company's Board of Directors accepted the resignation of W&S upon receipt of the correspondence.

W&S was the auditor for the Company for the twelve months ended May 31, 2003 and those of its wholly-owned subsidiary, Green Power Kenansville, LLC (formerly Cogentrix Eastern Carolina, LLC) for the period from September 12, 2002 (date of acquisition) through May 31, 2003. The Company previously reported a change in auditor from Malone & Bailey, LLC of Houston, Texas to W&S in a Current Report on Form 8-K filed on May 6, 2003.

No  accountant's  report on the financial  statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended May 31, 2003 and 2002) and from June 1, 2003 to the date of this Report, there were no disagreements with Watts & Scobie, CPA's on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended May 31, 2003 and 2002) and from June 1, 2003 to the date of this Report.

Engagement of S. W. Hatfield, CPA
---------------------------------

On May 14, 2004, as a result of the resignation of Watts & Scobie, CPA's, the Board of Directors authorized the engagement of S. W. Hatfield, CPA of Dallas, Texas (SWHCPA) as its new independent auditors for the fiscal year ending May 31, 2004. During the Company's two most recent fiscal years ended May 31, 2003 and 2002, and the subsequent interim periods through the date of this Report, the Company did not consult with SWHCPA regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The Company will also engage SWHCPA to review it's Form 10-QSB filing for the quarter ended February 29, 2004, pursuant to the requirements of SEC Release 32-42266, as soon as practicable.

Item 5 - Other Events

The Company is delinquent in filing its Form 10-QSB for the quarter ended February 29, 2004 as a result of transitional issues involving new members of management and integration with the various professional firms involved in the preparation and review of this filing. With the engagement of SWHCPA, as discussed in Item 4, the Company's management anticipates filing this Quarterly Report on or before May 19, 2004.

Item 7 - Financial Statements and Exhibits

(c)  Exhibits
Exhibit No.       Description
-----------       -----------
16.1              Letter regarding change in certifying accountant.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               Green Power Energy Holdings Corp.

Date: May 14, 2004                                    By:  /s/ Brian A. Morrison
      ------------                                       -----------------------
                                                               Brian A. Morrison
                                                         Chief Financial Officer